Exhibit 10.9

Certain information has been redacted in accordance with Item 601(b)(10)(iv) of Regulation S-K because such information (i) is not material and (ii) is the type of information the registrant treats as private or confidential. Information that has been so redacted from this exhibit has been marked with “[***]” to indicate the omission.

ON 4TH OCTOBER, 2017

GIVEN BY

ABDUL RAZAK BIN MOHD ISA

(NRIC NO.: [***])

(“GUARANTOR”)

AND

MUSTADZA BIN MOHD ISA

(NRIC NO.: [***])

(“GUARANTOR”)

TO

MAJLIS AMANAH RAKYAT

(“MARA”)

DEED OF JOINT AND SEVERAL
GUARANTEES BY INDIVIDUAL

MESSRS J. LEE & ASSOCIATES

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Tel: [***]Fax: [***]

Email: [***] (Ref: [***])

MARA &

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DEED OF JOINT & SEVERAL GUARANTEE BY INDIVIDUAL

To:

MAJLIS AMANAH RAKYAT

(hereinafter referred to as “MARA”)

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IN CONSIDERATION of you granting or continuing to make available the Facility set out in Item 1 of the Schedule hereto (hereinafter shall be referred to as “the Facility”) for so long as you may deem fit to the Party whose name and address is set out in Item 2 of the Schedule hereto (hereinafter shall be referred to as “the Company”) We, the UNDERSIGNED: -

Abdul Razak Bin Mohd Isa (NRIC No.: [***]) of [***]; and Mustadza Bin Muhamad (NRIC No.: [***]) of [***] and/or [***]

HEREBY JOINTLY AND SEVERALLY UNCONDITIONALLY AND IRREVOCABLY AGREE WITH AND UNDERTAKE AND GUARANTEE WITH YOU AS FOLLOWS: -

1.	To pay and keep you indemnified and satisfy you on demand as principal debtors and not merely as sureties the punctual payment by the Company of the Facility, the Company’s responsibilities and obligations, all indebtedness, and the Facility as the case may be and at the mechanism set out in the documents stated in Item 3 of the Schedule hereto (hereinafter shall be referred to as “the said Security Documents”) and all sum of money which hereafter may from time to time be owing or remain due and unpaid to you from the Company (hereinafter shall be referred to as “the Obligations”) together with all costs, charges and expenses which you may incur in enforcing or seeking to enforce any security for or obtaining or seeking to obtain payment of all or any part of the Facility. You shall not be bound or required to proceed against any of the other securities taken for the Facility before enforcing this Deed of Joint and Several Guarantee by Individual (hereinafter shall be referred to as “Guarantee”) against us.

2.	In the event of the Company failing to observe and perform any of the covenants, undertakings, stipulations and terms contained in any other security documents which have been executed by the Company in your favour in respect of the said Security Documents and any other document(s) in favour of MARA and on the part of the Company to be observed and performed, you are at your absolute discretion notwithstanding anything to the contrary contained in the said Security Documents, entitled to demand repayment in full from us of the whole of the Facility or such amount as may be outstanding including all costs and charges that are payable by the Company pursuant to the said Security Documents. All payments by us under this Guarantee shall be made in full without any deduction or withholding whether in respect of set-off, counterclaim or otherwise whatsoever.

3.	You shall, without reference to us be at liberty but shall not be bound to resort for your benefit to any other means of payment at any time and in any order you may think fit without thereby diminishing our liabilities and you may so long as any moneys remain owing and unpaid by the Company to you exercise your rights under this Guarantee for the payment of any such moneys owing to you before or after resorting to other means of payment as you may think fit. In addition you shall be at liberty to require payment by us of any such moneys owing to you without taking proceedings first to enforce such payment by the Company.

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4.	Our liability shall not be affected nor shall this Guarantee be discharged or diminished by reason of:-

(a)	any present or future guarantee, indemnity, charge, pledge, lien or other security or right or remedy held by or available to you being or becoming wholly or in part void, voidable or unenforceable on any ground whatsoever, or by you from time to time dealing with, exchanging, varying, realising, releasing or failing to perfect or enforce any of the same; or

(b)	you compounding with, discharging, releasing or varying the liability of or granting any time, indulgence or concession to the Company or any other person or concurring in, accepting or varying any compromise, arrangement or settlement or omitting to claim or enforce payment from the Company or any other person; or

(c)	any act or omission but for this sub-clause which would have discharged or affected our liabilities had we been the principal debtors instead of guarantors or by anything done or omitted to be done which but for this sub-clause might operate to exonerate us; or

(d)	you reschedule the payment of the Facility so utilises by the Company. The rescheduled Facility shall be payable in accordance with any new Repayment Schedule as may be sent to the Company by you consequent to the rescheduling; or

(e)	any alteration, variation by you whether with or without our consent in the obligations, terms, stipulations, covenants and undertakings imposed on the Company in connection with the granting of the Facility to the Company; or

(f)	any act, neglect, default or negligence on your part or of your agents in perfecting or enforcing or realising any collateral or other security and it is hereby agreed that the security provided by this Guarantee shall not in any way affect or to be affected by you or your agents failing or neglecting to recover by the realisation of any collateral or other security irrespective of whether or not such failure or neglect arises from the negligence on your part or of your agent(s).

5.	We agree that this Guarantee shall not be determined or affected in any way by our death or insanity or winding up but shall in all respects and for all purposes be binding and operative until discharged by performance thereof.

6.	You shall be at liberty to release or discharge any of us from the obligations of this Guarantee or to accept any composition from or make any other arrangements with any of us without thereby affecting your rights and remedies against the other or others of us.

7.	Our liabilities and obligations created hereunder shall continue to be valid and binding for all purposes whatsoever notwithstanding any change by amalgamation, reconstruction or otherwise which may be made in your constitution or of the Company and we hereby agree and declare that no change of any sort whatsoever in relation to or affecting the Company shall in any way affect our liabilities and or obligations created hereunder in relation to any transaction whatsoever, whether past, present or future.

8.	Recovery against us shall not in any way be barred, prejudiced, invalidated or affected notwithstanding any defect, informality or insufficiency in the borrowing powers of the Company or the exercise thereof which might be a defence as between you and the Company.

9.	The winding-up or liquidation of the Company shall not affect or determine our liabilities under this Guarantee but such liability shall continue in full force and effect.

10.	This Guarantee shall be binding upon our respective heirs, executors, administrators, personal representatives and permitted assigns and your successors in title and assigns and also of the Company.

11.	We hereby declare that none of us have received any security from the Company for entering into this Guarantee and we agree that none of us will not until such time as we have been absolutely discharged or released in accordance with the provisions hereunder take any security from the Company in respect of our liabilities hereunder without obtaining your consent in writing and we agree that in the event of any of us taking such security it shall be held in trust for you and forthwith be deposited with you.

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12.	This Guarantee shall be in addition to and shall not in any way be prejudiced or affected by any collateral or other security now or hereafter held by you for all or any part of the money hereby guaranteed nor shall such collateral or other security or lien to which you may be entitled or the liability of any person or corporation not parties hereto for all or any part of the moneys hereby secured be in anyway prejudiced or affected by this Guarantee.

13.	We agree and covenant that if the Company shall in any respect fail to observe and perform to any of its obligations under the said Security Documents, or commit any breach of its obligations thereunder, then we shall indemnify you against all losses, damages, costs, expenses or otherwise which may be incurred by you by reason of any default on the part of the Company in performing and observing the agreements, conditions, covenants and undertakings on its part therein contained.

14.	It shall not be necessary for you to advise us of any details relating to the administration of the Company’s account with you or of any default thereunder of which you may have knowledge. We further agree that any admission or acknowledgement in writing by the Company or any authorised person on the Company’s behalf or a statement of account in writing showing the indebtedness of the Company signed on your behalf by any of your Officers shall be conclusive and binding on us or any of us as to any amount due to you by the Company.

15.	This Guarantee is expressly intended to and shall be a continuing Guarantee for all moneys whatsoever now or from time to time owing to you by the Company notwithstanding that the Company may at any time or times cease to be indebted to you for any periods and notwithstanding any settlement of account(s).

16.	This Guarantee and all rights, obligations and liabilities arising hereunder shall be construed and determined under and be enforced in accordance with the laws of Malaysia and we hereby agree that the Courts in Malaysia shall have jurisdiction over all disputes arising under this Guarantee. No failure or delay in your part in exercising any of your remedies shall operate as a waiver thereof nor shall any single or any partial exercise or waiver of any right or remedy preclude its further exercise or the exercise of any other right or remedy.

17.	The service of notice and/or any legal process which includes pleadings, all forms of originating processes, interlocutory applications of whatever nature, affidavits, orders and such documents other than the aforesaid which are required to be served under the Rules of Court 2012, Companies Act 2016 and the rules made thereunder may be given by prepaid registered post sent to the address as stated therein and shall be deemed to have been duly served and duly received upon the expiry of three (3) days after the same is so posted. We further agree that no change of address of any of us shall be effective on you unless actual notice of the change of address have been given by us.

18.	Each of the provisions of this Guarantee are severable and distinct from the others and if at any time one or more of such provision is or becomes invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby.

19.	The Schedule herein contained shall be taken read and construed as an essential part of this Guarantee.

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20.	We, hereby acknowledge:-

(a)	that we are of full age;

(b)	that we have voluntarily executed this Guarantee;

(c)	that we have read and understood all the terms and conditions of this Guarantee and agree to unconditionally abide by the terms hereof; and

(d)	that we are not undischarged bankrupts nor are bankruptcy proceedings or civil proceedings of whatsoever nature pending against any of us.

21.	We hereby further covenant and declare that we have been advised by you to seek independent legal advice on the effect and consequences to us of signing this Guarantee and we agree that the provisions contained herein shall be binding on us regardless of whether we have resorted to such advice.

22.	This Guarantee shall not be determined or affected by the death or insanity or insolvency/bankruptcy or other disability of us (or any of us) but shall in all respects and for all purposes be operative and binding on and enforceable against each of us until the whole of the Obligations shall have been received and recovered by MARA notwithstanding the death, insanity, insolvency/bankruptcy or other disability of us or any of us. In amplification of the foregoing, we further agree(s) that the death or insanity or insolvency/bankruptcy or other disability whatsoever or howsoever of us shall not prejudice, affect or discharge the obligations and liabilities of us (or our estate) hereunder or the obligations and liabilities of the other of us hereunder in respect of the Obligations or any losses, actions, proceedings, claims, demands, costs, damages, expenses and other liabilities whatsoever sustained, suffered or incurred by MARA prior or subsequent to the date of the death, insanity, insolvency/bankruptcy or other disability of that one of us.

23.	MARA may at any time or times and its absolute discretion agree not to sue any one or more of us under or pursuant to or in connection with this Guarantee or to release any one or more of us from our obligations and liabilities under or in relation this Guarantee, without affecting the obligations and liabilities of the other of us hereunder and whether or not the other of us shall have notice of or assented to such relaxation, forbearance, indulgence, release or agreement, and whether or not MARA shall have reserved its rights, powers or remedies against the other of us. However, any such relaxation, forbearance, indulgence, release or agreement by MARA shall not impair, diminish, prejudice or affect the rights of MARA against us who has/have the benefit of such relaxation, forbearance, indulgence, release or agreement by or from MARA, or against the other of us, under or in connection with this Guarantee.

24.	All sums not recovered or recoverable from us on the basis of this Guarantee, whether by reason of any legal limitation, disability, defect or incapacity on or of the Company or any other fact and circumstance (whether or not known to MARA) shall nevertheless be recoverable from us as principal debtor and our liability under this Guarantee shall subsist whether or not MARA has a legal right to claim against the Company for the sums hereby guaranteed or otherwise payable by us hereunder and whether or not MARA has availed itself of its legal remedies against the Company.

25.	In this Guarantee unless there is something in the subject or context inconsistent with such construction or unless it is otherwise expressly provided:-

(a)	the expression “we”, “us”, “our” and/ or “ours” shall mean and include every person liable hereunder or any one or more of us and our respective heirs, personal representatives, successors-in-title, executors and administrators and successors-in-title and permitted assigns;

(b)	the expression “the Guarantee” shall be construed as including each separate or independent stipulation or agreement herein contained;

(c)	words importing the masculine gender include feminine and neuter genders and vice versa; and

(d)	words in the singular number include the plural number and vice versa.

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THE REST OF THIS PAGE IS LEFT BLANK INTENTIONALLY

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SIGNED by	)
in the presence of:-)

/s/ Muhamad Nakhaie Ishak	/s/ Abdul Razak Bin Mohd Isa
Muhamad Nakhaie Ishak	Abdul Razak Bin Mohd Isa
[***]	(NRIC No.: [***])
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SIGNED by	)
in the presence of:-)

/s/ [***]	/s/ Mustadza Bin Muhamad
[***]	Mustadza Bin Muhamad
[***]	(NRIC No.: [***]
[***]
[***]

I, [***], an Advocate and Solicitor hereby certify that the above signatures were written in my presence this day of 04 OCT 2017 and are according to my own personal knowledge the true signatures of :-

(i)	Abdul Razak Bin Mohd Isa (NRIC No.: [***]); and

(ii)	Mustadza Bin Muhamad (NRIC No.: [***])

who have acknowledge to me:-

(i)	that they are of full age;

(ii)	that they have voluntarily executed this Guarantee;

(iii)	that they understand the contents and effect thereof; and

(iv)	that they are not undischarged bankrupts nor are bankruptcy proceedings pending against them.

I confirm further that the significance, nature and contents of this Guarantee have been explained to the abovenamed Guarantors and they understand the contents thereof.

As witness my hand this day of 04 OCT 2017.

/s/ [***]
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BC/M/1782

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